NATIONWIDE MUTUAL FUNDS
Nationwide Enhanced Income Fund

Supplement dated September 9, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective March 1, 2014, Class R2 shares of the Nationwide Enhanced Income Fund will be renamed “Class R” shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE